CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended September 30, 2003 of CNI Charter Funds (the "Company").

I Vern Kozlen, the Chief Executive Officer of the Company, certify that:

         (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Dated: November 25, 2003


                                                              /s/ Vern Kozlen
                                                              -----------------
                                                              Vern Kozlen
                                                              President & CEO